UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08603

Name of Fund:  BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2020

Date of reporting period: 08/31/2019

Item 1 – Report to Stockholders

AUGUST 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Debt Strategies Fund, Inc. (DSU)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2019

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
DSU	$0.411000	$—	$—	$—	$0.411000	100%	0%	0%	0%	100%

Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Fund, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Directors (the “Board”), adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, starting in October 2019, the Fund will distribute a fixed amount of $0.0711 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Board. Under its Plan, the Fund will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate the Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended August 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries across the maturity spectrum and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank and the Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.15%	2.92%
U.S. small cap equities (Russell 2000® Index)	(4.43)	(12.89)
International equities (MSCI Europe, Australasia, Far East Index)	0.34	(3.26)
Emerging market equities (MSCI Emerging Markets Index)	(4.68)	(4.36)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.25	2.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	12.18	15.06
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	8.02	10.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.92	8.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.46	6.56
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Fund Summary as of August 31, 2019	BlackRock Debt Strategies Fund, Inc.

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objectives will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of August 31, 2019 ($10.70)(a)	7.68%
Current Monthly Distribution per Common Share(b)	$0.0685
Current Annualized Distribution per Common Share(b)	$0.8220
Leverage as of August 31, 2019(c)	30%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)

The monthly distribution per Common Share, declared on October 1, 2019 was increased to $0.0711 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 7.

Market Price and Net Asset Value Per Share Summary

	08/31/19	02/28/19	Change	High	Low
Market Price	$10.70	$10.78	(0.74)%	$11.02	$10.46
Net Asset Value	12.18	12.16	0.16	12.32	12.03

Market Price and Net Asset Value History For the Past Five Years

FUND SUMMARY	5

Fund Summary as of August 31, 2019 (continued)	BlackRock Debt Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2019 were as follows:

	6-Month Total Returns	Average Annual Total Returns
		1 Year	3 Years	5 Years
Fund at NAV(a)(b)	4.04%	4.56%	7.36%	5.76%
Fund at Market Price(a)(b)	3.10	1.90	6.13	5.08
Reference Benchmark(c)	3.25	4.95	5.42	4.32
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	4.46	6.56	6.17	4.86
S&P/LSTA Leveraged Loan Index(e)	2.03	3.33	4.66	3.76

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the S&P/LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

DSU is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

For the semi-annual period, the Fund’s positioning within floating rate loan interests (“bank loans”) made the largest contribution to the Fund’s return, followed by holdings in high yield bonds. Sector positioning within technology, chemicals and consumer cyclical services represented the three largest contributors, though holdings in most sectors added to Fund performance given strong overall market performance. All credit rating segments were positive throughout the period, with B-rated credits the largest contributors, followed by BB-rated issues.

During the period, the Fund’s equity holdings modestly weighed on Fund performance from an asset allocation perspective, followed by holdings in high yield credit default swaps. From a sector perspective, the Fund’s modest exposure to oil field services, independent energy and integrated energy issues detracted from the Fund’s return, as energy-related sectors came under pressure during the period.

Describe recent portfolio activity.

The Fund added to its bank loan positioning relative to both high yield bonds and collateralized loan obligations (“CLOs”) over the period. This brought the Fund’s total loan exposure to approximately 80% of the portfolio, with high yield bonds at approximately 17% and no exposure to CLOs by period end. Sector expressions remained broadly consistent over the past several quarters, though single-name positioning is arguably more important to portfolio performance. The Fund’s top-five issuer positions comprised approximately 8.5% of portfolio assets at the close of the period.

Describe portfolio positioning at period end.

At period end, bank loans remained the largest allocation in the portfolio, with high yield bonds also representing a meaningful position. The Fund’s largest positions were within the technology, consumer cyclical services and health care sectors. By contrast, the Fund had less exposure to communications names — specifically within wirelines and cable — as well as less exposure to retailers and home construction. Within energy, the Fund emphasized higher quality issuers within the independent energy sector, and approached more cyclical names within oil field services with caution. The Fund’s core positioning remained between BB-rated and B-rated issues, with a higher allocation to B-rated names at period end. The Fund also held a small CCC-rated allocation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	BlackRock Debt Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	08/31/19		02/28/19
Floating Rate Loan Interests	79%		70%
Corporate Bonds	17		26
Investment Companies	3		1
Preferred Securities	1		1
Asset-Backed Securities	—		2
Other	—	(a)	—	(a)

(a)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Other Interests and Warrants.

CREDIT QUALITY ALLOCATION (b)

	08/31/19	02/28/19
BBB/Baa	7%	9%
BB/Ba	31	33
B	56	50
CCC/Caa	3	5
N/R	3	3

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.1%

Diversified Financial Services — 0.1%
Kcad Holdings I Ltd.(a)(b)		1,075,282,733	$752,698

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		10,718	161

Media — 0.0%
Adelphia Communications Corp., Class A(a)(b)(c)		400,000	4
Adelphia Recovery Trust(b)		396,568	40

			44

Metals & Mining — 0.0%
Ameriforge Group, Inc.		1,664	91,520
Preferred Proppants LLC(a)		14,576	32,796

			124,316

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(b)		1,707	21,372

Software — 0.0%
Avaya Holdings Corp.(b)		37	522

Total Common Stocks — 0.1% (Cost — $12,497,578)			899,113

		Par (000)

Corporate Bonds — 24.9%

Aerospace & Defense — 1.2%
Arconic, Inc., 5.13%, 10/01/24	USD	753	802,432
BBA US Holdings, Inc., 5.38%, 05/01/26(d)		42	43,890
Bombardier, Inc.(d):
6.13%, 01/15/23		664	660,680
7.50%, 12/01/24		402	400,533
7.50%, 03/15/25		414	403,132
7.88%, 04/15/27		122	118,188
TransDigm UK Holdings PLC, 6.88%, 05/15/26		293	306,917
TransDigm, Inc.:
6.50%, 05/15/25		184	191,820
6.25%, 03/15/26(d)		4,263	4,598,626

			7,526,218

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(d)		19	20,473

Airlines — 0.1%
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 05/15/21		408	425,684

Auto Components — 0.3%
Allison Transmission, Inc., 5.88%, 06/01/29(d)		315	337,837
GKN Holdings Ltd., 4.63%, 05/12/32	GBP	100	124,787
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.38%, 12/15/25	USD	379	401,266
6.25%, 05/15/26(d)		243	253,631
IHO Verwaltungs GmbH, (3.63% Cash 4.38% PIK), 3.63%, 05/15/25(e)	EUR	100	112,378
NM Holdings Co. LLC, Series B, 9.50%, 07/01/05(a)(b)(c)	USD	5,125	—
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26	EUR	134	150,218
6.25%, 05/15/26(d)(f)	USD	45	46,687
Tesla, Inc., 5.30%, 08/15/25(d)		168	149,940

Security		Par (000)	Value

Auto Components (continued)
Venture Holdings Co. LLC, 12.00%, 06/01/09(a)(b)(c)	USD	5,150	$—

			1,576,744

Banks — 0.0%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(g)	EUR	100	114,439
Banco Espirito Santo SA(b)(c):
2.63%, 05/08/17		100	23,080
4.75%, 01/15/18		200	46,160
4.00%, 01/21/19		100	23,080

			206,759

Building Products — 0.2%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(d)	USD	35	34,519
CPG Merger Sub LLC, 8.00%, 10/01/21(d)		446	446,557
Masonite International Corp., 5.38%, 02/01/28(d)		198	208,890
Standard Industries, Inc.(d):
5.50%, 02/15/23		4	4,100
5.38%, 11/15/24		550	565,812
6.00%, 10/15/25		238	250,198

			1,510,076

Capital Markets — 0.0%
LABL Escrow Issuer LLC, 6.75%, 07/15/26(d)		154	158,235

Chemicals — 0.5%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(d)		1,030	1,022,275
Axalta Coating Systems LLC, 4.88%, 08/15/24(d)		440	455,444
Blue Cube Spinco LLC:
9.75%, 10/15/23		313	343,518
10.00%, 10/15/25		355	398,487
GCP Applied Technologies, Inc., 5.50%, 04/15/26(d)		134	137,015
PQ Corp., 5.75%, 12/15/25(d)		507	519,675

			2,876,414

Commercial Services & Supplies — 0.2%
ADT Security Corp.:
3.50%, 07/15/22		32	32,080
4.88%, 07/15/32(d)		583	507,939
Core & Main LP, 6.13%, 08/15/25(d)		391	396,865
GFL Environmental, Inc., 8.50%, 05/01/27(d)		231	252,945

			1,189,829

Communications Equipment — 0.5%
ViaSat, Inc., 5.63%, 04/15/27(d)		558	592,875
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		1,311	1,352,139
6.38%, 05/15/25		92	94,645
5.75%, 01/15/27(d)		1,187	1,210,740

			3,250,399

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 8.50%, 07/15/25(d)		224	197,400
SRS Distribution, Inc., 8.25%, 07/01/26(d)		196	192,080

			389,480

Construction Materials — 0.2%
HD Supply, Inc., 5.38%, 10/15/26(d)		895	953,354
Williams Scotsman International, Inc., 6.88%, 08/15/23(d)		531	556,222

			1,509,576

Consumer Discretionary — 0.1%
Dun & Bradstreet Corp., 6.88%, 08/15/26(d)		463	501,776
ServiceMaster Co. LLC, 5.13%, 11/15/24(d)		134	140,651

			642,427

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance — 0.8%
Ally Financial, Inc.:
3.88%, 05/21/24	USD	158	$166,493
8.00%, 11/01/31		709	990,827
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(e)	EUR	100	88,129
Navient Corp.:
6.63%, 07/26/21	USD	177	189,390
5.50%, 01/25/23		267	280,430
7.25%, 09/25/23		10	11,100
6.13%, 03/25/24		96	101,880
5.88%, 10/25/24		278	292,453
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	100	118,968
4.50%, 05/15/26(d)		855	1,017,174
Springleaf Finance Corp., 7.13%, 03/15/26	USD	321	366,101
Verscend Escrow Corp., 9.75%, 08/15/26(d)		977	1,045,957

			4,668,902

Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 08/15/26(d)		200	202,246
4.75%, 07/15/27	GBP	100	122,948
Berry Global, Inc., 4.88%, 07/15/26(d)	USD	338	354,900
BWAY Holding Co., 4.75%, 04/15/24	EUR	100	113,532
Crown Americas LLC/Crown Americas Capital Corp., 4.25%, 09/30/26	USD	107	111,013
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(d):
5.13%, 07/15/23		165	169,628
7.00%, 07/15/24		467	482,761
Trivium Packaging Finance BV(d):
5.50%, 08/15/26		548	579,510
8.50%, 08/15/27		954	1,025,550

			3,162,088

Diversified Consumer Services — 0.3%
APX Group, Inc.:
8.75%, 12/01/20		215	204,250
7.88%, 12/01/22		216	205,470
Ascend Learning LLC, 6.88%, 08/01/25(d)		490	507,762
Laureate Education, Inc., 8.25%, 05/01/25(d)		119	129,561
Prime Security Services Borrower LLC/Prime Finance, Inc.(d):
5.25%, 04/15/24		186	192,122
5.75%, 04/15/26		116	120,930
Service Corp. International, 5.13%, 06/01/29		220	235,400

			1,595,495

Diversified Financial Services — 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(d)		800	850,000
Barclays PLC(5 year EUR Swap + 2.45%), 2.63%, 11/11/25(g)	EUR	100	111,391
Cabot Financial Luxembourg II SA (3 mo. Euribor + 6.38%), 6.38%, 06/14/24(h)		100	113,321
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(d)	USD	200	203,000
Intrum AB, 2.75%, 07/15/22	EUR	100	111,738
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(e)		100	113,477
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(d)	USD	491	504,404
UniCredit SpA (5 year EUR Swap + 4.32%), 4.38%, 01/03/27(g)	EUR	100	118,154

			2,125,485

Security		Par (000)	Value

Diversified Telecommunication Services — 0.4%
CenturyLink, Inc.:
5.63%, 04/01/25	USD	216	$220,860
Series P, 7.60%, 09/15/39		132	126,720
Series U, 7.65%, 03/15/42		132	126,060
Embarq Corp., 8.00%, 06/01/36		623	610,764
Level 3 Financing, Inc., 5.25%, 03/15/26		62	64,635
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	100	119,768
4.00%, 09/19/29		100	119,290
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	58	61,335
6.00%, 09/30/34		195	199,875
7.20%, 07/18/36		14	15,610
7.72%, 06/04/38		51	58,905
Telecom Italia SpA:
5.30%, 05/30/24(d)		788	843,160
2.75%, 04/15/25	EUR	100	115,267

			2,682,249

Electric Utilities — 0.1%
AES Corp., 5.50%, 04/15/25	USD	8	8,350
NextEra Energy Operating Partners LP(d):
4.25%, 07/15/24		393	403,807
4.50%, 09/15/27		173	177,758

			589,915

Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		185	201,419
Vertiv Group Corp., 9.25%, 10/15/24(d)		618	584,010

			785,429

Energy Equipment & Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(d)		107	112,082
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(d)		160	159,200
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		344	352,600
6.88%, 09/01/27(d)		362	372,346

			996,228

Environmental, Maintenance, & Security Service — 0.2%
Advanced Disposal Services, Inc., 5.63%, 11/15/24(d)		107	112,082
GFL Environmental, Inc., 7.00%, 06/01/26(d)		242	251,075
Tervita Corp., 7.63%, 12/01/21(d)		380	385,700
Waste Pro USA, Inc., 5.50%, 02/15/26(d)		156	162,240

			911,097

Equity Real Estate Investment Trusts (REITs) — 0.6%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(d)		128	134,720
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25		90	98,953
5.38%, 04/15/26		80	87,813
Iron Mountain, Inc., 4.88%, 09/15/27(d)		302	310,118
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		80	86,336
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
4.50%, 09/01/26		655	686,113
4.50%, 01/15/28		697	712,682
MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 08/01/29		329	342,160

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SBA Communications Corp., 4.88%, 09/01/24	USD	950	$983,250
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		99	108,351

			3,550,496

Food & Staples Retailing — 0.1%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.63%, 06/15/24		58	60,755
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC, 5.88%, 02/15/28(d)		271	285,596
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	123,314
Post Holdings, Inc., 5.50%, 12/15/29(d)	USD	183	193,469
Tesco Corporate Treasury Services PLC, 2.50%, 05/02/25	GBP	100	124,723

			787,857

Food Products — 0.5%
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(d)	USD	479	441,878
JBS USA LUX SA/JBS USA Finance, Inc.(d):
5.88%, 07/15/24		59	60,742
5.75%, 06/15/25		834	867,881
6.75%, 02/15/28		43	47,542
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d):
6.50%, 04/15/29		755	836,162
5.50%, 01/15/30		436	462,160
Simmons Foods, Inc., 7.75%, 01/15/24(d)		174	187,920

			2,904,285

Health Care Equipment & Supplies — 0.6%
Avantor, Inc.(d):
6.00%, 10/01/24		1,377	1,476,832
9.00%, 10/01/25		631	709,875
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(d)		1,654	1,596,110
Teleflex, Inc., 4.63%, 11/15/27		12	12,689

			3,795,506

Health Care Providers & Services — 1.4%
AHP Health Partners, Inc., 9.75%, 07/15/26(d)		200	214,825
Centene Corp., 5.38%, 06/01/26(d)		576	615,773
CHS/Community Health Systems, Inc., 8.63%, 01/15/24(d)		599	599,000
Encompass Health Corp., 5.75%, 11/01/24		109	110,363
Envision Healthcare Crop., 8.75%, 10/15/26(d)		262	142,790
HCA, Inc.:
5.38%, 02/01/25		221	245,310
5.38%, 09/01/26		80	89,200
5.63%, 09/01/28		736	837,430
Molina Healthcare, Inc., 5.38%, 11/15/22		176	188,107
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(d)		410	366,462
NVA Holdings, Inc., 6.88%, 04/01/26		65	69,407
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(d)(e)		649	545,160
Sotera Health Holdings LLC, 6.50%, 05/15/23(d)		106	107,855
Surgery Center Holdings, Inc., 10.00%, 04/15/27(d)		193	184,797
Team Health Holdings, Inc., 6.38%, 02/01/25(d)		348	233,160
Tenet Healthcare Corp.:
8.13%, 04/01/22		1,183	1,274,564
4.63%, 09/01/24(d)		272	280,160
4.88%, 01/01/26(d)		1,083	1,112,891
5.13%, 11/01/27(d)		724	748,435

Security		Par (000)	Value

Health Care Providers & Services (continued)
WellCare Health Plans, Inc.:
5.25%, 04/01/25	USD	354	$370,656
5.38%, 08/15/26(d)		117	124,751

			8,461,096

Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(d)		229	230,479
IQVIA, Inc.(d):
5.00%, 10/15/26		200	211,000
5.00%, 05/15/27		535	565,094

			1,006,573

Hotels, Restaurants & Leisure — 1.0%
1011778 BC ULC/New Red Finance, Inc.(d):
4.25%, 05/15/24		65	67,097
5.00%, 10/15/25		1,001	1,033,532
Cedar Fair LP, 5.25%, 07/15/29(d)		176	190,960
Cirsa Finance International Sarl, 7.88%, 12/20/23(d)		200	211,300
Eldorado Resorts, Inc., 6.00%, 09/15/26		124	135,625
Golden Nugget, Inc., 6.75%, 10/15/24(d)		991	1,013,297
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		42	42,840
5.13%, 05/01/26		100	105,550
4.88%, 01/15/30(d)		785	839,950
IRB Holding Corp., 6.75%, 02/15/26(d)		138	138,690
Lions Gate Capital Holdings LLC(d):
6.38%, 02/01/24		26	27,461
5.88%, 11/01/24		86	89,440
MGM Resorts International, 7.75%, 03/15/22		308	345,801
Sabre GLBL, Inc., 5.25%, 11/15/23(d)		221	227,077
Scientific Games International, Inc.(d):
5.00%, 10/15/25		211	218,014
8.25%, 03/15/26		1,113	1,179,780
Station Casinos LLC, 5.00%, 10/01/25(d)		99	100,990
Stonegate Pub Co. Financing PLC (3 mo. LIBOR GBP + 4.38%), 5.16%, 03/15/22(h)	GBP	100	122,229
Wyndham Destinations, Inc., 5.75%, 04/01/27	USD	141	150,518
Yum! Brands, Inc., 5.35%, 11/01/43		14	13,300

			6,253,451

Household Durables — 0.2%
Algeco Global Finance PLC, 8.00%, 02/15/23(d)		300	300,225
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(d)		7	7,096
Lennar Corp.:
6.63%, 05/01/20		130	133,484
4.88%, 12/15/23		265	284,213
5.25%, 06/01/26		143	155,691
Mattamy Group Corp., 6.50%, 10/01/25(d)		90	95,400
Tempur Sealy International, Inc., 5.50%, 06/15/26		2	2,090

			978,199

Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp.:
5.38%, 01/15/23		1,138	1,153,556
5.75%, 01/15/25		31	31,465
5.25%, 06/01/26(d)		468	473,850
Clearway Energy Operating LLC:
5.38%, 08/15/24		222	227,550
5.75%, 10/15/25(d)		241	251,247
NRG Energy, Inc.:
6.63%, 01/15/27		455	491,400
5.75%, 01/15/28		31	33,403
5.25%, 06/15/29(d)		406	433,230

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
TerraForm Power Operating LLC, 5.00%, 01/31/28(d)	USD	139	$144,737

			3,240,438

Industrial Conglomerates — 0.4%
Project Spring, (Aquired 05/09/19, cost $2,248,690), 10.00%, 06/30/24(a)(d)(i)		2,314	2,325,571

Insurance — 0.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23(d)		989	1,010,016
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.00%, 01/23/27	EUR	100	141,006
HUB International Ltd., 7.00%, 05/01/26(d)	USD	943	957,145

			2,108,167

Interactive Media & Services — 0.3%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(d)		230	242,650
Netflix, Inc.:
4.88%, 04/15/28		213	222,851
5.88%, 11/15/28		141	157,744
3.88%, 11/15/29	EUR	149	176,942
5.38%, 11/15/29(d)	USD	344	374,100
Symantec Corp., 5.00%, 04/15/25(d)		115	115,758
Uber Technologies, Inc.(d):
7.50%, 11/01/23		325	339,625
8.00%, 11/01/26		86	90,461
United Group BV, 4.38%, 07/01/22	EUR	126	141,590

			1,861,721

IT Services — 0.4%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		100	98,914
9.75%, 09/01/26(d)	USD	1,298	1,181,180
Harland Clarke Holdings Corp., 8.38%, 08/15/22(d)		712	564,260
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(d)		568	587,170
Xerox Corp.:
4.80%, 03/01/35		300	260,250
6.75%, 12/15/39		4	4,038

			2,695,812

Machinery — 0.3%
Colfax Corp.(d):
6.00%, 02/15/24		434	462,752
6.38%, 02/15/26		226	245,775
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(d)		205	211,150
SPX FLOW, Inc., 5.88%, 08/15/26(d)		209	220,495
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(d)		699	632,595

			1,772,767

Media — 4.2%
Altice Financing SA(d):
6.63%, 02/15/23		1,051	1,083,844
7.50%, 05/15/26		200	213,000
Altice France SA:
6.25%, 05/15/24(d)		200	206,184
7.38%, 05/01/26(d)		1,139	1,215,882
5.88%, 02/01/27	EUR	100	121,582
8.13%, 02/01/27(d)	USD	534	588,735
Altice Luxembourg SA(d):
7.75%, 05/15/22		304	311,760
7.63%, 02/15/25		940	971,725
10.50%, 05/15/27		761	827,587

Security		Par (000)	Value

Media (continued)
AMC Networks, Inc., 4.75%, 08/01/25	USD	121	$123,571
CCO Holdings LLC/CCO Holdings Capital Corp.(d):
4.00%, 03/01/23		79	79,790
5.13%, 05/01/27		1,033	1,092,387
5.00%, 02/01/28		211	221,550
5.38%, 06/01/29		1,344	1,436,400
Clear Channel International BV, 8.75%, 12/15/20(d)		162	165,543
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		910	929,720
9.25%, 02/15/24(d)		1,035	1,134,619
5.13%, 08/15/27(d)		1,341	1,403,021
Series B, 6.50%, 11/15/22		1,823	1,862,504
CSC Holdings LLC:
5.25%, 06/01/24		344	368,080
7.75%, 07/15/25(d)		462	496,072
10.88%, 10/15/25(d)		1,357	1,540,195
5.50%, 05/15/26(d)		390	412,425
6.50%, 02/01/29(d)		288	322,740
Series 144S, 5.13%, 12/15/21(d)		378	378,473
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(d)		518	543,900
DISH DBS Corp.:
6.75%, 06/01/21		10	10,533
5.88%, 07/15/22		1,322	1,368,270
eircom Finance DAC, 3.50%, 05/15/26	EUR	100	117,324
Entertainment One Ltd., 4.63%, 07/15/26	GBP	100	132,376
Gray Television, Inc., 7.00%, 05/15/27(d)	USD	196	214,316
Hughes Satellite Systems Corp., 5.25%, 08/01/26		105	111,300
iHeartCommunications, Inc.:
6.38%, 05/01/26		124	133,428
5.25%, 08/15/27(d)		235	247,086
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		272	247,520
8.50%, 10/15/24(d)		927	920,047
9.75%, 07/15/25(d)		754	773,792
MDC Partners, Inc., 6.50%, 05/01/24(d)		201	182,910
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(d)		252	250,110
Sirius XM Radio, Inc.(d):
4.63%, 07/15/24		116	121,075
5.50%, 07/01/29		369	402,103
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	70	84,434
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(d)	USD	117	126,579
Tribune Media Co., 5.88%, 07/15/22		189	191,776
Univision Communications, Inc.(d):
5.13%, 05/15/23		22	21,725
5.13%, 02/15/25		166	160,172
Videotron Ltd., 5.13%, 04/15/27(d)		50	52,625
Virgin Media Finance PLC, 5.75%, 01/15/25(d)		722	750,671
Virgin Media Secured Finance PLC, 4.88%, 01/15/27	GBP	100	126,993
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	90	102,504
Ziggo Bond Co. BV, 6.00%, 01/15/27(d)	USD	309	322,133
Ziggo BV, 5.50%, 01/15/27(d)		188	198,331

			25,421,422

Metals & Mining — 0.9%
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(d)		317	335,227
Constellium SE(d):
6.63%, 03/01/25		300	314,063
5.88%, 02/15/26		1,176	1,225,980

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Freeport-McMoRan, Inc.:
3.88%, 03/15/23	USD	646	$652,718
5.45%, 03/15/43		1,772	1,616,950
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(d)		309	293,164
Novelis Corp.(d):
6.25%, 08/15/24		682	714,395
5.88%, 09/30/26		251	265,119
Steel Dynamics, Inc.:
5.50%, 10/01/24		138	142,209
4.13%, 09/15/25		51	51,383
thyssenkrupp AG, 2.88%, 02/22/24	EUR	64	72,864

			5,684,072

Oil, Gas & Consumable Fuels — 3.1%
Aker BP ASA, 4.75%, 06/15/24(d)	USD	233	238,242
Antero Resources Corp., 5.38%, 11/01/21		42	40,793
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(d)		324	324,810
Callon Petroleum Co., Series WI, 6.38%, 07/01/26		42	40,740
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		129	123,389
8.25%, 07/15/25		281	272,570
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		502	579,182
5.88%, 03/31/25		588	655,620
5.13%, 06/30/27		493	544,149
Cheniere Energy Partners LP:
5.63%, 10/01/26		743	783,865
Series WI, 5.25%, 10/01/25		12	12,405
Chesapeake Energy Corp.:
4.88%, 04/15/22		378	313,267
5.75%, 03/15/23		38	30,400
7.00%, 10/01/24		170	129,625
8.00%, 06/15/27		58	41,906
CNX Resources Corp., 5.88%, 04/15/22		1,522	1,472,535
CONSOL Energy, Inc., 11.00%, 11/15/25(d)		573	590,190
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(d)		221	156,910
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(d)		365	364,883
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(d)		625	618,750
DCP Midstream Operating LP:
5.38%, 07/15/25		22	23,265
5.13%, 05/15/29		137	140,432
6.45%, 11/03/36(d)		250	261,875
6.75%, 09/15/37(d)		226	237,300
eG Global Finance PLC:
4.38%, 02/07/25	EUR	111	118,487
6.75%, 02/07/25(d)	USD	303	292,395
Endeavor Energy Resources LP/EER Finance, Inc.(d):
5.50%, 01/30/26		368	382,260
5.75%, 01/30/28		307	321,582
EnLink Midstream Partners LP:
4.40%, 04/01/24		136	134,640
4.85%, 07/15/26		42	41,160
5.60%, 04/01/44		249	210,405
5.05%, 04/01/45		157	129,525
5.45%, 06/01/47		5	4,225
Extraction Oil & Gas, Inc., 7.38%, 05/15/24(d)		314	235,500
Indigo Natural Resources LLC, 6.88%, 02/15/26(d)		311	256,575
Matador Resources Co., 5.88%, 09/15/26		320	310,000

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
MEG Energy Corp.(d):
6.38%, 01/30/23	USD	37	$34,965
7.00%, 03/31/24		31	29,489
6.50%, 01/15/25		637	640,185
Murphy Oil Corp., 5.75%, 08/15/25		105	106,281
Nabors Industries, Inc., 4.63%, 09/15/21		447	425,767
NGPL PipeCo LLC, 7.77%, 12/15/37(d)		341	444,589
Noble Holding International Ltd.:
7.75%, 01/15/24		20	13,300
7.88%, 02/01/26(d)		184	148,580
Northern Oil and Gas, Inc., (8.50% Cash or 1.00% PIK), 9.50%, 05/15/23(e)		35	35,868
NuStar Logistics LP, 6.00%, 06/01/26		124	132,990
Parsley Energy LLC/Parsley Finance Corp.(d):
6.25%, 06/01/24		132	136,950
5.38%, 01/15/25		76	77,520
5.63%, 10/15/27		558	574,740
PDC Energy, Inc.:
6.13%, 09/15/24		66	65,835
5.75%, 05/15/26		9	8,797
QEP Resources, Inc.:
5.38%, 10/01/22		634	570,600
5.25%, 05/01/23		91	79,625
5.63%, 03/01/26		36	29,160
Range Resources Corp., 4.88%, 05/15/25		64	52,480
Rowan Cos., Inc., 4.88%, 06/01/22		599	488,185
SM Energy Co.:
6.13%, 11/15/22		40	37,200
5.00%, 01/15/24		453	396,375
5.63%, 06/01/25		29	24,650
6.75%, 09/15/26		12	10,200
Southwestern Energy Co.:
6.20%, 01/23/25		195	170,625
7.75%, 10/01/27		71	61,770
SRC Energy, Inc., 6.25%, 12/01/25		29	28,746
Sunoco LP/Sunoco Finance Corp.,:
5.50%, 02/15/26		57	59,138
5.88%, 03/15/28		151	157,040
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(d):
5.50%, 09/15/24		62	60,450
5.50%, 01/15/28		453	426,386
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		75	76,875
5.38%, 02/01/27		17	17,541
6.50%, 07/15/27(d)		165	179,025
6.88%, 01/15/29(d)		533	588,965
Transocean Pontus Ltd., 6.13%, 08/01/25(d)		85	86,628
Transocean Poseidon Ltd., 6.88%, 02/01/27(d)		249	259,894
Transocean, Inc.:
8.38%, 12/15/21		99	102,341
9.00%, 07/15/23(d)		504	521,000
7.25%, 11/01/25(d)		260	236,600
WPX Energy, Inc., 8.25%, 08/01/23		456	507,300

			18,538,512

Paper & Forest Products — 0.0%
International Paper Co., 7.30%, 11/15/39		5	6,987

Personal Products — 0.0%
Coty, Inc., 6.50%, 04/15/26(d)		31	29,295

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals — 1.1%
Bausch Health Americas, Inc.(d):
8.50%, 01/31/27	USD	708	$785,866
9.25%, 04/01/26		304	344,280
Bausch Health Cos., Inc.:
4.50%, 05/15/23	EUR	340	378,348
7.00%, 03/15/24(d)	USD	606	640,033
6.13%, 04/15/25(d)		3	3,090
5.50%, 11/01/25(d)		830	870,446
9.00%, 12/15/25(d)		457	512,411
7.00%, 01/15/28(d)		337	353,152
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(d)		205	214,760
Charles River Laboratories International, Inc., 5.50%, 04/01/26(d)		381	407,632
Eagle Holding Co. II LLC(d)(e):
(7.63% Cash or 8.38% PIK), 7.63%, 05/15/22		114	115,140
(7.75% Cash), 7.75%, 05/15/22	USD	262	264,947
Elanco Animal Health, Inc., 4.90%, 08/28/28		250	272,430
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(d)		928	958,160
MEDNAX, Inc., 5.25%, 12/01/23(d)		122	122,610
Rossini Sarl, 6.75%, 10/30/25	EUR	168	201,684
Synlab Unsecured Bondco PLC, 8.25%, 07/01/23		100	114,567

			6,559,556

Professional Services — 0.0%
Dun & Bradstreet Corp., 10.25%, 02/15/27(d)	USD	165	180,263

Real Estate Management & Development — 0.1%
ADLER Real Estate AG, 2.13%, 02/06/24	EUR	100	115,076
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(d)	USD	218	223,526
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	51	68,983

			407,585

Road & Rail — 0.3%
Avis Budget Finance PLC, 4.75%, 01/30/26	EUR	100	117,873
Herc Holdings, Inc., 5.50%, 07/15/27(d)	USD	335	346,725
Hertz Corp., 7.63%, 06/01/22(d)		474	493,576
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	115,568
United Rentals North America, Inc.:
5.50%, 07/15/25	USD	2	2,085
4.63%, 10/15/25		141	145,011
5.88%, 09/15/26		137	146,933
5.50%, 05/15/27		324	347,655
5.25%, 01/15/30		66	70,538

			1,785,964

Semiconductors & Semiconductor Equipment — 0.0%
Sensata Technologies BV, 5.00%, 10/01/25(d)		47	49,820

Software — 1.2%
CDK Global, Inc.:
4.88%, 06/01/27		505	521,786
5.25%, 05/15/29(d)		105	108,413
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(d)		579	625,320
Infor US, Inc., 6.50%, 05/15/22		1,223	1,242,874
MSCI, Inc., 4.75%, 08/01/26(d)		77	80,561
Nuance Communications, Inc., 6.00%, 07/01/24		169	175,760
RP Crown Parent LLC, 7.38%, 10/15/24(d)		602	627,410
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(d)		981	1,039,860

Security		Par (000)	Value

Software (continued)
SS&C Technologies, Inc., 5.50%, 09/30/27(d)	USD	1,377	$1,445,850
TIBCO Software, Inc., 11.38%, 12/01/21(d)		871	914,550
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(d)		369	365,310

			7,147,694

Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		396	409,365
Group 1 Automotive, Inc., 5.25%, 12/15/23(d)		69	70,725
IAA, Inc., 5.50%, 06/15/27(d)		367	390,855
PetSmart, Inc., 7.13%, 03/15/23(d)		133	123,690

			994,635

Technology Hardware, Storage & Peripherals — 0.1%
NCR Corp.(d):
5.75%, 09/01/27		159	167,913
6.13%, 09/01/29		159	168,758
Western Digital Corp., 4.75%, 02/15/26		306	313,176

			649,847

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co., 5.63%, 03/15/27(d)		162	172,527

Thrifts & Mortgage Finance — 0.1%
Nationstar Mortgage Holdings, Inc.(d):
8.13%, 07/15/23		174	180,191
9.13%, 07/15/26		139	146,992

			327,183

Utilities — 0.1%
Orano SA, 3.38%, 04/23/26	EUR	100	119,863
Vistra Operations Co. LLC(d):
5.63%, 02/15/27	USD	99	104,816
5.00%, 07/31/27		177	182,753

			407,432

Wireless Telecommunication Services — 0.3%
Sprint Capital Corp.:
6.88%, 11/15/28		47	52,111
8.75%, 03/15/32		293	366,977
Sprint Corp.:
7.88%, 09/15/23		492	553,500
7.13%, 06/15/24		460	508,512
7.63%, 02/15/25		89	99,569
7.63%, 03/01/26		90	101,137

			1,681,806

Total Corporate Bonds — 24.9% (Cost — $155,592,526)			150,585,741

Floating Rate Loan Interests(h) — 114.5%

Aerospace & Defense — 2.2%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, (3 mo. LIBOR + 4.00%), 6.33%, 04/06/26		1,965	1,963,444
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.87%, 12/06/25(a)		1,368	1,374,966
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, (3 mo. LIBOR + 4.00%), 6.33%, 04/06/26		3,655	3,652,006
MRO Holdings, Inc., 2019 Term Loan B, (3 mo. LIBOR + 5.00%), 7.48%, 06/04/26		1,245	1,233,334
Nordam Group Inc, The, Term Loan B, (6 mo. LIBOR + 5.50%), 7.88%, 04/09/26(a)		790	788,045
TransDigm, Inc., 2018 Term Loan F, (3 mo. LIBOR + 2.50%), 4.83%, 06/09/23		4,526	4,490,161

			13,501,956

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Air Freight & Logistics — 0.9%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 1.75%), 3.92%, 01/15/25	USD	1,980	$1,982,913
WestJet Airlines Ltd., Term Loan B, 08/06/26(j)		3,671	3,679,040

			5,661,953

Airlines — 0.9%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 6.71%, 02/05/24		1,776	1,777,194
American Airlines, Inc.:
2017 Incremental Term Loan, (1mo. LIBOR + 2.00%), 4.20%, 12/14/23		2,125	$2,115,367
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 4.12%, 04/28/23		1,257	1,251,844

			5,144,405

Auto Components — 1.2%
Adient US LLC, Term Loan B, (3 mo. LIBOR + 4.25%), 6.46%, 05/06/24		448	434,491
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.61%, 04/30/26		2,557	2,518,645
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.33%, 05/16/24		2,940	2,868,075
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.71%, 02/05/26		1,693	1,697,233

			7,518,444

Banks — 0.3%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.51%, 11/01/24		2,083	2,037,465

Building Materials — 1.0%
Allied Universal Holdco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.25%), 6.51%, 07/10/26		5,808	5,795,144

Building Products — 0.7%
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24		1,429	1,412,810
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.33%, 12/14/24		931	927,623
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 12/19/23		2,116	2,059,693

			4,400,126

Capital Markets — 2.2%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 02/13/25		2,229	2,162,470
EIG Management Co. LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.87%, 02/22/25		1,556	1,554,740
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 12/27/22		1,250	1,252,227
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.45%, 04/12/24		1,408	1,393,329
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 6.00%, 06/03/26		1,552	1,547,639

Security		Par (000)	Value

Capital Markets (continued)
RPI Finance Trust, Term Loan B6, (1 mo. LIBOR + 2.00%), 4.11%, 03/27/23	USD	1,950	$1,952,869
Travelport Finance (Luxembourg) Sarl:
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 11.54%, 05/28/27(a)		1,370	1,191,900
2019 Term Loan, (3 mo. LIBOR + 5.00%), 7.54%, 05/29/26		2,450	2,250,131

			13,305,305

Chemicals — 4.6%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/31/24		5,195	5,036,083
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.08%, 06/01/24		971	964,301
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/16/24		2,702	2,653,608
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 05/16/24		875	873,364
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.87%, 04/03/25		1,151	1,109,704
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.15%, 06/28/24		650	649,697
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 11/07/24		1,289	1,288,223
Invictus US LLC:
1st Lien Term Loan, (2 mo. LIBOR + 3.00%), 5.15%, 03/28/25		1,907	1,884,503
2nd Lien Term Loan, (2 mo. LIBOR + 6.75%), 8.90%, 03/30/26		390	386,588
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.83%, 03/01/26		3,665	3,638,648
Momentive Performance Materials, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.59%, 05/15/24		930	910,237
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 5.75%, 10/14/24		2,438	2,419,760
Plaskolite LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.43%, 12/15/25		1,224	1,176,378
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.76%, 02/08/25		2,365	2,362,462
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 5.46%, 10/01/25		1,409	1,359,544
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.13%, 08/07/20		526	524,385
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 03/08/25		895	859,300

			28,096,785

Commercial Services & Supplies — 5.5%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.39%, 11/10/23		1,857	1,858,280
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.61%, 08/04/25		2,164	2,193,885
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 5.11%, 08/04/22		1,599	1,599,081

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 5.11%, 11/03/23	USD	1,642	$1,642,101
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 5.11%, 11/03/24		1,945	1,945,003
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 10/03/23		3,676	3,684,734
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.11%, 02/15/24		3,955	3,952,251
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 26%, 09/06/24		1,345	1,227,312
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.08%, 05/09/25		484	455,063
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/30/25		2,622	2,596,219
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.08%, 11/03/23		558	432,624
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.50%), 4.88%, 03/09/23		295	$294,479
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 05/02/22		1,870	1,867,904
US Ecology, Inc., Term Loan B, 08/14/26(j)		468	469,755
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.61%, 08/27/25		5,904	5,912,862
West Corp.:
2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.11%, 10/10/24		2,152	1,918,829
2018 Term Loan B1, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 10/10/24		1,426	1,259,874

			33,310,256

Communications Equipment — 0.6%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 11/21/24		1,878	1,893,215
Avaya, Inc., 2018 Term Loan B, (2 mo. LIBOR + 4.25%), 6.43%, 12/15/24		279	273,455
Ciena Corp., 2018 Term Loan B, (1 mo. LIBOR + 1.00%), 4.17%, 09/26/25		1,265	1,268,369

			3,435,039

Construction & Engineering — 0.9%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.51%, 06/21/24		3,359	3,183,132
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.95%, 04/12/25		531	514,883
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. IBOR + 3.25%), 5.36%, 05/23/25		768	744,337
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 12/08/23		1,023	1,008,306

			5,450,658

Construction Materials — 1.7%
Core & Main LP, 2017 Term Loan B, (2 mo. LIBOR + 2.75%, 1.00% Floor), 5.27%, 08/01/24		3,617	3,606,348
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 03/29/25		4,385	4,382,904
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.11%, 08/13/25		690	687,655

Security		Par (000)	Value

Construction Materials (continued)
Tamko Building Products, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.37%, 06/01/26(a)	USD	661	$661,000
Xella International GmbH, 2017 EUR Term Loan B, (Euribor + 3.75%), 3.75%, 04/11/24	EUR	1,000	1,083,938

			10,421,845

Containers & Packaging — 2.5%
Berry Global, Inc.:
Term Loan Q, (1 mo. LIBOR + 2.25%), 4.45%, 10/01/22	USD	5,590	5,590,934
USD Term Loan U, (1 mo. LIBOR + 2.50%), 4.70%, 07/01/26		2,830	2,828,444
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.59%, 04/03/24		2,501	2,428,761
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.32%, 12/29/23		3,357	3,192,220
Pregis Corp., Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 07/31/26		959	953,802

			14,994,161

Distributors — 1.2%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 10/31/23		4,510	4,466,557
TriMark USA LLC, 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50%), 5.70%, 08/28/24		3,321	2,792,173

			7,258,730

Diversified Consumer Services — 3.4%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 07/12/24		811	802,457
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 0.75%), 3.86%, 11/07/23		2,045	2,043,307
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 07/12/25		1,490	1,446,287
J.D. Power and Associates, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 09/07/23		1,940	1,941,339
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.45%, 05/15/24		1,132	1,124,421
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.70%, 11/08/23		1,116	741,135
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.18%, 11/08/24		115	50,068
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 11/08/23		244	243,986
ServPro Borrower LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 5.61%, 03/26/26		485	483,272
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.57%, 11/14/22		3,750	3,664,125
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 03/19/26		2,656	2,664,480
Uber Technologies, Inc.:
2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.65%, 07/13/23		3,839	3,823,843
2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.20%, 04/04/25		1,581	1,580,841

			20,609,561

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services — 2.4%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 7.11%, 07/31/26	USD	1,895	$1,866,575
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 04/04/24		5,080	5,082,681
CRCI Longhorn Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.71%, 08/08/25(a)		622	605,184
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.33%, 02/07/25		2,435	2,397,157
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 07/03/24		1,513	1,509,383
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 09/06/25		906	853,366
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (2 mo. LIBOR + 4.25%), 6.51%, 07/30/25		1,242	1,229,330
Starwood Property Trust, Inc., 2019 Term Loan B, (2 mo. LIBOR + 2.50%), 4.78%, 07/27/26(a)		697	698,743
Tank Holding Corp., 2019 Term Loan B, (1 Week LIBOR + 4.00%), 6.12%, 03/26/26		182	180,821

			14,423,240

Diversified Telecommunication Services — 2.0%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 01/31/25		1,901	1,871,946
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/16/24		1,341	1,331,039
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 02/22/24		2,485	2,485,807
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 11/15/24		1,809	1,775,180
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.63%, 02/02/24		928	921,596
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.45%, 08/15/26		1,568	1,563,127
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 2.50%), 4.83%, 11/17/23		662	661,049
Virgin Media Investment Holdings Ltd., Term Loan L, (1 mo. LIBOR + 3.25%), 3.96%, 01/15/27	GBP	1,400	1,694,815

			12,304,559

Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/19(a)(b)(c)	USD	2,375	—
Vistra Energy Corp., 1st Lien Term Loan B3, (3 mo. LIBOR + 2.00%), 4.18%, 12/31/25		1,554	1,554,829

			1,554,829

Electrical Equipment — 0.7%
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 04/01/24		4,270	4,159,052

Energy Equipment & Services — 0.5%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.11%, 03/01/24		916	389,360
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 02/12/25		1,849	1,795,706
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.90%, 11/08/22(a)		770	731,500

			2,916,566

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 2.3%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.62%, 03/24/24	USD	404	$403,214
Claros Mortgage Trust, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.46%, 08/10/26(a)		1,853	1,850,684
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.86%, 01/02/26(a)		2,283	2,254,834
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 03/21/25		4,102	4,100,184
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 4.17%, 12/20/24		5,209	5,216,850

			13,825,766

Food & Staples Retailing — 2.4%
Albertsons LLC:
2019 Term Loan B7, (1 mo. LIBOR + 2.75%), 4.86%, 11/17/25		1,008	1,010,739
2019 Term Loan B8, (1 mo. LIBOR + 2.75%), 4.86%, 08/17/26		13	13,231
BCPE Empire Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 6.11%, 06/11/26		1,220	1,198,246
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 6.11%, 05/23/25		1,553	1,506,599
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 5.80%, 05/23/25		694	673,791
Hostess Brands LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.36%, 08/03/22		3,439	3,430,707
US Foods, Inc.:
2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 06/27/23		3,057	3,058,758
2019 Term Loan B, 08/14/26(j)		3,464	3,469,785

			14,361,856

Food Products — 2.5%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.96%, 10/01/25		685	685,987
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 10/10/23		3,068	3,014,022
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 05/01/26		2,541	2,543,808
Post Holdings, Inc., 2017 Series A Incremental Term Loan, (1 mo. LIBOR + 2.00%), 4.15%, 05/24/24		1,875	1,875,058
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.86%, 02/05/23		7,126	7,117,975

			15,236,850

Gas Utilities — 0.2%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.83%, 07/31/25		1,460	1,427,138

Health Care Equipment & Supplies — 1.7%
Agiliti Health, Inc., Term Loan, 5.25%, 01/04/26(a)(j)		788	789,010
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.33%, 06/15/21		5,118	5,092,254
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.56%, 06/30/25		4,499	4,234,580

			10,115,844

Health Care Providers & Services — 6.0%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.61%, 06/30/25		850	850,257

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 06/07/23	USD	4,808	$4,764,599
Concentra, Inc.:
2018 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 5.21%, 06/01/22		2,155	2,154,250
2018 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 8.96%, 06/01/23		1,650	1,656,873
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 06/06/25		918	895,732
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.62%, 12/20/24		976	902,622
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 10/10/25		2,607	2,011,913
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.98%, 03/05/26(a)		732	732,000
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.88%, 07/02/25		2,719	2,717,224
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 6.61%, 05/21/26		1,340	1,334,412
HCA, Inc., 2018 Term Loan B10, (3 mo. LIBOR + 2.00%), 4.33%, 03/13/25		953	955,472
LGC Science Holdings Ltd., USD Term Loan B3, (1 mo. LIBOR + 3.50%), 5.61%, 03/08/23		1,000	984,170
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 06/07/23		4,241	3,938,648
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.61%, 10/20/22		3,535	3,287,213
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 02/02/25		2,245	2,242,276
Radiology Partners, Inc., 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.75%), 7.39%, 07/09/25		906	868,448
Sotera Health Holdings LLC:
2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/15/22		3,070	3,008,612
2019 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.74%, 05/15/22		1,354	1,337,075
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 02/06/24		1,105	887,533
Vizient, Inc., 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.61%, 05/06/26		991	994,111

			36,523,440

Health Care Services — 0.6%
Emerald TopCo., Inc., Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 07/24/26		1,974	1,962,491
WP CityMD Bidco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.71%, 08/07/26		1,941	1,917,553

			3,880,044

Health Care Technology — 1.8%
Athenahealth, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.50%), 6.83%, 02/11/26		5,329	5,298,698
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.61%, 03/01/24		4,241	4,191,380
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.93%, 10/10/25		1,071	1,061,386

Security		Par (000)	Value

Health Care Technology (continued)
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 03/07/24	USD	279	$279,608

			10,831,072

Hotels, Restaurants & Leisure — 8.2%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 4.03%, 10/19/24		1,173	1,173,160
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 4.39%, 09/15/23		1,892	1,890,883
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.36%, 02/16/24		4,615	4,605,687
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 12/22/24		4,062	3,998,706
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 08/08/21		629	629,329
ESH Hospitality, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 08/30/23		2,622	2,622,188
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.11%, 11/30/23		2,909	2,911,679
Golden Nugget LLC, 2017 Incremental Term Loan B, (1 mo. LIBOR + 2.75%), 4.93%, 10/04/23		1,158	1,156,723
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 3.90%, 06/22/26		3,825	3,832,631
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.56%, 02/05/25		4,308	4,274,661
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.93%, 04/03/25		885	882,792
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.40%, 12/15/24		1,031	1,033,199
NASCAR Holdings, Inc., Term Loan B, 07/26/26(j)		1,368	1,374,553
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 10/15/25		646	647,208
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 04/29/24		1,605	1,532,722
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 02/22/24		1,202	1,202,856
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.90%, 08/14/24		1,948	1,923,238
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25		6,552	6,567,465
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.62%, 06/08/23		3,318	3,321,596
Whatabrands LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 5.52%, 08/02/26		3,026	3,036,409
Wynn Resorts Ltd., Term Loan B, (1 mo. LIBOR + 2.25%), 4.37%, 10/30/24		1,066	1,065,421

			49,683,106

Household Products — 0.3%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, 07/16/26 (j)		1,536	1,534,848

Independent Power and Renewable Electricity Producers — 0.9%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 01/15/25		497	495,489

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Calpine Corp.:
2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.61%, 08/12/26	USD	1,391	$1,386,362
Term Loan B9, (3 mo. LIBOR + 2.75%), 5.08%, 04/05/26		1,952	1,948,740
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.82%, 12/19/21		1,604	1,607,496
Term Loan C, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 12/19/21		197	197,069

			5,635,156

Industrial Conglomerates — 1.4%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 11/30/23		4,494	4,220,322
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21		1,943	1,917,780
Sundyne US Purchaser, Inc., Term Loan, (1 mo. LIBOR + 4.00%), 6.11%, 05/15/26(a)		2,362	2,315,010

			8,453,112

Insurance — 4.3%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.15%, 05/09/25		2,844	2,760,677
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 5.45%, 05/09/25		1,970	1,941,691
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 01/25/24		3,751	3,743,982
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 10/22/24		3,098	3,078,740
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 12/02/24		680	660,538
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.27%, 04/25/25		2,571	2,517,701
Sedgwick Claims Management Services, Inc.:
2019 Incremental Term Loan B, 08/07/26(j)		3,232	3,218,523
Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 12/31/25		6,947	6,729,505
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 06/22/23		1,109	1,098,325

			25,749,682

Interactive Media & Services — 0.8%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.00%), 4.11%, 02/15/24		1,947	1,950,011
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 05/01/24		345	326,094
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.29%, 11/03/23		1,592	1,472,731
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 05/06/24		1,362	1,265,316

			5,014,152

IT Services — 2.2%
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.50%), 4.89%, 03/20/25		622	621,540

Security		Par (000)	Value

IT Services (continued)
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.37%, 06/01/22	USD	1,417	$1,414,810
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.61%, 11/27/24		1,075	1,076,620
Global Payments, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.86%, 04/21/23		968	966,125
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 3.86%, 10/17/25		323	322,971
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 12/01/23		1,405	1,388,244
Optiv Security, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 02/01/24		781	640,564
Outfront Media Capital LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.21%, 03/18/24		223	223,790
Peak 10 Holding Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 9.48%, 08/01/25		1,246	1,003,030
Trans Union LLC:
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 4.11%, 06/19/25		1,294	1,294,629
Term Loan B3, (1 mo. LIBOR + 2.00%), 4.11%, 04/10/23		2,095	2,096,258
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 4.36%, 05/15/26		2,251	2,255,099

			13,303,680

Leisure Products — 0.1%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 06/19/24(a)		794	771,971

Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 08/30/24		292	281,227
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.11%, 08/30/25(a)		75	74,062

			355,289

Machinery — 1.4%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 05/18/24		595	594,553
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 07/30/24		2,307	2,312,091
Terex Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.75%), 4.86%, 01/31/24		388	388,513
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.11%, 03/28/25		4,156	3,981,106
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 10/23/25		1,166	1,153,504

			8,429,767

Media — 9.8%
Altice Financing SA:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.95%, 01/31/26		1,360	1,311,697
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.95%, 07/15/25		256	247,493
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.20%, 08/14/26		2,038	2,018,435
Charter Communications Operating LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 04/30/25		3,645	3,652,221

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Clear Channel Outdoor Holdings, Inc., Term Loan B, 08/21/26(j)	USD	8,851	$8,839,936
CSC Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.70%, 01/25/26		1,585	1,582,291
Cumulus Media New Holdings, Inc., Exit Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.62%, 05/15/22		798	799,492
Diamond Sports Group LLC, Term Loan, 08/24/26(j)		3,543	3,543,000
Gray Television, Inc., 2018 Term Loan C, (3 mo. LIBOR + 2.50%), 4.83%, 01/02/26		1,711	1,711,041
iHeartCommunications, Inc., Exit Term Loan, 05/01/26(j)		2,712	2,718,365
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.65%, 01/02/24		1,964	1,972,866
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.37%, 12/01/23		1,530	1,532,660
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 03/24/25		1,710	1,703,921
Meredith Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 01/31/25		847	847,817
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 09/13/24		1,169	1,157,926
Midcontinent Communications, 2019 Term Loan B, (3 mo. LIBOR + 2.25%), 4.45%, 07/16/26		848	851,167
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 06/19/26(j)		1,790	1,790,000
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 05/29/26		1,888	1,896,553
PSAV Holdings LLC, 2018 1st Lien Term Loan, (1 Week LIBOR + 3.25%, 1.00% Floor), 5.48%, 03/01/25		1,166	1,129,018
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 02/01/24		2,481	2,456,128
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.15%, 09/28/23(a)		4,109	4,057,762
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 5.11%, 01/27/24		3,113	3,107,300
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 03/15/24		816	778,802
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.70%, 01/15/26		2,121	2,119,367
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.87%, 05/18/25		5,052	4,900,231
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.70%, 04/15/25		2,578	2,559,026

			59,284,515

Metals & Mining — 0.6%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 6.62%, 07/24/25		761	735,610
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 03/08/24		3,040	3,020,422

			3,756,032

Multiline Retail — 0.5%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.15%, 08/04/24		919	912,896

Security		Par (000)	Value

Multiline Retail (continued)
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 08/18/23	USD	1,471	$1,413,828
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.49%, 09/30/22		574	572,900
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (1 mo. LIBOR + 6.00%), 8.23%, 10/25/23		395	321,973

			3,221,597

Oil & Gas Equipment & Services — 0.2%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.11%, 05/09/25		1,540	1,410,147

Oil, Gas & Consumable Fuels — 0.9%
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.86%, 11/03/25		1,002	885,097
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.49%, 12/31/21		1,088	962,728
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.62%, 09/27/24		1,249	1,245,748
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 12/13/25		1,518	1,497,334
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 6.33%, 02/07/25		731	719,336

			5,310,243

Pharmaceuticals — 4.4%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.63%, 05/04/25		1,225	1,111,251
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.36%, 05/18/26		2,365	2,371,500
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.38%, 04/29/24		2,602	2,371,230
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.39%, 01/31/25		3,135	3,136,815
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.61%, 08/18/22		7,725	7,676,209
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.20%, 06/02/25		10,008	10,019,071

			26,686,076

Professional Services — 1.5%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 6.12%, 02/09/26		2,484	2,490,754
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 7.15%, 02/06/26		4,557	4,566,479
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 04/02/25		1,012	1,012,854
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.83%, 08/04/25(a)		956	925,242

			8,995,329

Real Estate Management & Development — 2.0%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 04/18/24		4,009	4,005,857
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 08/21/25		3,518	3,514,512

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Forest City Enterprises LP, Term Loan B, (1 mo. LIBOR + 4.00%), 6.11%, 12/07/25	USD	2,512	$2,528,077
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.42%, 02/08/25		856	824,612
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.51%, 01/23/25		1,302	1,290,988

			12,164,046

Road & Rail — 0.2%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 09/29/25		883	879,811

Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.12%, 05/29/25		427	426,784

Software — 15.3%
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 09/19/24		2,592	2,581,827
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 9.33%, 09/19/25		470	473,576
BMC Software Finance, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%), 6.58%, 10/02/25		3,344	3,153,921
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.87%, 04/26/24		1,201	1,189,996
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.86%, 04/27/25		740	745,091
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.12%, 09/07/23		1,968	1,971,531
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 5.34%, 05/28/24		342	289,713
DTI Holdco, Inc., 2018 Term Loan B, (2 mo. LIBOR + 4.75%, 1.00% Floor), 7.01%, 09/30/23		1,095	1,001,847
Financial & Risk US Holdings, Inc.:
2018 EUR Term Loan, (6 mo. EURIBOR + 4.00%), 4.00%, 10/01/25	EUR	966	1,069,829
2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 10/01/25	USD	7,063	7,094,429
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 02/01/22		8,530	8,520,625
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 08/05/22		5,161	5,162,401
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.25%, 11/01/23		6,130	6,123,481
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.50%, 11/01/24		2,510	2,565,220
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.87%, 09/30/24		4,885	4,886,320
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 11/29/24		4,626	4,327,865
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.36%, 12/01/25		887	826,817
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 05/30/25		599	585,623
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 10/12/23		2,013	2,006,613
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.46%, 08/01/25		845	828,561

Security		Par (000)	Value

Software (continued)
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 02/05/24	USD	5,155	$5,146,562
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 03/03/23		3,510	3,490,566
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 09/30/22		6,834	6,824,464
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.36%, 04/16/25		732	733,063
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.36%, 07/08/22		539	539,890
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.36%, 04/16/25		1,084	1,085,277
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.36%, 04/16/25		4,806	4,805,538
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 05/01/24		4,874	4,870,131
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 6.25%, 06/30/26		5,059	5,054,309
Ultimate Software Group, Inc., Term Loan B, (3 mo. LIBOR + 3.75%), 6.08%, 05/04/26		2,883	2,888,161
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 07/02/25		2,055	1,981,931

			92,825,178

Specialty Retail — 1.8%
Belron Finance US LLC(a) :
Term Loan B, (3 mo. LIBOR + 2.25%), 4.71%, 11/07/24		1,465	1,466,645
Term Loan B, (3 mo. LIBOR + 2.25%), 4.68%, 11/13/25		2,039	2,041,303
IAA, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.63%, 06/28/26		970	974,215
Leslie’s Poolmart, Inc., 2018 Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 5.76%, 08/16/23		1,188	1,110,479
MED ParentCo LP(j):
1st Lien Delayed Draw Term Loan, 07/31/26		379	374,783
1st Lien Term Loan, 07/31/26		1,519	1,500,908
Midas Intermediate Holdco II LLC, Incremental Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 08/18/21		1,113	1,073,028
PetSmart, Inc., Term Loan B2, 03/11/22(j)		1,250	1,212,500
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.75%, 12/20/24		1,162	1,160,557

			10,914,418

Technology Hardware, Storage & Peripherals — 0.6%
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 3.86%, 04/29/23		3,867	3,852,896

Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, 08/15/26(j)		2,851	2,847,436

Thrifts & Mortgage Finance — 0.7%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 05/23/25		3,975	3,936,428

Trading Companies & Distributors — 0.9%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 01/02/25		1,274	1,264,358
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 3.86%, 10/17/23		4,147	4,160,788

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Trading Companies & Distributors (continued)
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.86%, 10/31/25	USD	266	$266,050

			5,691,196

Transportation — 0.2%
Safe Fleet Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.21%, 02/01/25(a)		985	942,816

Utilities — 0.4%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.13%, 11/28/24		2,188	2,106,013

Wireless Telecommunication Services — 1.0%
Geo Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.12%, 03/22/24		1,471	1,368,893
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 11.08%, 12/07/20(e)		1,679	1,450,794
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.12%, 04/11/25		3,422	3,399,906

			6,219,593

Total Floating Rate Loan Interests — 114.5% (Cost — $700,343,198)			692,903,406

		Shares

Investment Companies — 3.8%

Diversified Financial Services — 3.8%
Invesco Senior Loan ETF		1,003,368	22,686,150

Total Investment Companies — 3.8% (Cost — $22,737,011)			22,686,150

		Beneficial Interest (000)

Other Interests(a)(b)(k) — 0.0%

IT Services — 0.0%
Millennium Corp.	USD	1,156	—
Millennium Lender Claims		1,084	—

Total Other Interests — 0.0% (Cost — $—)			—

		Par (000)

Preferred Securities — 1.4%

Capital Trusts — 1.2%

Banks(l) — 0.3%
Banco de Sabadell SA, 6.50%(g)	EUR	200	217,915
Bankia SA, 6.38%(g)		200	227,839
CaixaBank SA, 6.75%(g)		200	237,120
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.50%(h)	USD	100	71,500
ING Groep NV, 6.75%(g)		200	209,884
Wells Fargo & Co., Series U, 5.88%(g)		840	926,344

			1,890,602

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(g)(l)	EUR	100	115,618

Security		Par (000)	Value

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series P, 5.00%(g)(l)	USD	182	$180,066

Diversified Financial Services(l) — 0.8%
Bank of America Corp.,(g):
Series AA, 6.10%		752	819,680
Series DD, 6.30%		155	174,956
Series X, 6.25%		350	381,500
Series Z, 6.50%		232	259,840
HBOS Capital Funding LP, 6.85%		200	203,363
HSBC Holdings PLC, 6.00%(g)		600	601,500
JPMorgan Chase & Co.,(g):
Series 1, 5.74%		76	76,395
Series FF, 5.00%		865	897,437
Series V, 5.64%		780	778,440
Royal Bank of Scotland Group PLC, 8.63%(g)		246	260,453
Telefonica Europe BV, 4.38%(g)	EUR	100	121,397

			4,574,961

Electric Utilities(g) — 0.0%
Naturgy Finance BV, 3.38%(l)		100	117,162
RWE AG, 2.75%, 04/21/75		10	11,226

			128,388

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		100	116,216

Media — 0.0%
SES SA, 5.63%(g)(l)		100	123,148

Utilities — 0.0%
Electricite de France SA, 4.00%(g)(l)		100	120,483

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%, 01/03/79		100	115,525

Total Capital Trusts — 1.2% (Cost — $7,191,557)			7,365,007

		Shares

Preferred Stock — 0.1%

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series J, 5.50%(g)(l)		13,550	354,604

Total Preferred Stocks — 0.1% (Cost — $338,750)			354,604

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2, 7.94%, 2/15/40(g)		29,219	765,538

Total Trust Preferreds — 0.1% (Cost — $753,579)			765,538

Total Preferred Securities— 1.4% (Cost — $8,283,886)			8,485,149

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security	Shares	Value

Warrants — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(a)	5,283	$—

Transportation Infrastructure — 0.0%
Turbo Cayman Ltd. (Strike Price $0.01)(a)	1	—

Total Warrants — 0.0% (Cost — $ —)		—

Total Long-Term Investments — 144.7% (Cost — $899,454,199)		875,559,559

Options Purchased — 0.0% (Cost — $69,043)		29,568

Total Investments — 144.7% (Cost — $899,523,242)		875,589,127

Liabilities in Excess of Other Assets — (44.7)%		(270,442,106)

Net Assets — 100.0%		$605,147,021

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	When-issued security.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Variable rate security. Rate shown is the rate in effect as of period end.
(i)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $2,325,571 and an original cost of $2,248,690 which was 0.38% of its net assets.

(j)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(l)	Perpetual security with no stated maturity date.

During the six months ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 02/28/19	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	3,616,393	(3,616,393)	—	$—	$17,184	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Stoxx 50 Index	1	09/20/19	$38	$547
Euro Stoxx 600 Index	1	09/20/19	7	(507)

				40

Short Contracts
Euro Bund	1	09/06/19	197	(8,914)
Euro-BOBL	1	09/06/19	150	(2,595)
Long Gilt	1	12/27/19	163	(1,035)

				(12,544)

				$(12,504)

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,971,363	EUR	6,237,000	BNP Paribas S.A.	09/05/19	$116,074
USD	22,282	EUR	20,000	Goldman Sachs International	09/05/19	300
USD	113,347	EUR	101,000	Goldman Sachs International	09/05/19	2,334
USD	3,120,688	GBP	2,556,000	Goldman Sachs International	09/05/19	10,417
USD	6,727,492	EUR	6,104,000	State Street Bank and Trust Co.	10/03/19	3,501
USD	3,245,237	GBP	2,658,000	State Street Bank and Trust Co.	10/03/19	6,772

						139,398

EUR	6,104,000	USD	6,712,466	State Street Bank and Trust Co.	09/05/19	(3,361)
GBP	2,658,000	USD	3,241,167	State Street Bank and Trust Co.	09/05/19	(6,777)
USD	124,035	GBP	102,000	State Street Bank and Trust Co.	09/05/19	(84)

						(10,222)

	Net Unrealized Appreciation					$129,176

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	195	09/20/19	USD	315.00	USD	5,703	$293
Euro Stoxx 50 Index	4	12/20/19	EUR	3,800.00	EUR	137	169

							462

Put
iShares iBoxx USD High Yield Corporate Bond ETF	200	09/20/19	USD	86.00	USD	1,743	5,500
SPDR S&P 500 ETF Trust	195	09/20/19	USD	270.00	USD	5,703	16,575
10-Year U.S. Treasury Note	50	10/25/19	USD	128.50	USD	6,586	7,031

							29,106

							$29,568

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.31.V1	5.00%	Quarterly	06/20/24	B	EUR	60	$7,975	$6,584	$1,391

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UPC Holding BV	5.00%	Quarterly	Bank of America N.A.	06/20/24	EUR	10	$(2,434)	$(2,375)	$(59)
UPC Holding BV	5.00	Quarterly	BNP Paribas S.A.	06/20/24	EUR	4	(1,005)	(993)	(12)
UPC Holding BV	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	20	(4,869)	(4,551)	(318)

							$(8,308)	$(7,919)	$(389)

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	10	$(2,211)	$(788)	$(1,423)
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America N.A.	06/20/23	B	EUR	9	(2,045)	(1,124)	(921)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	5	(1,203)	(566)	(637)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	B	EUR	9	(2,004)	(1,007)	(997)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	9	(2,005)	(1,008)	(997)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	4	(803)	(378)	(425)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	B	EUR	6	(1,281)	(579)	(702)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	170	(9,101)	(11,360)	2,259
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	168	(33,616)	279	(33,895)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	478	(95,644)	4,010	(99,654)
Garfunkelux Holdco 2 SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	B+	EUR	9	(212)	(55)	(157)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B+	EUR	16	(402)	272	(674)
Tesco PLC	1.00	Quarterly	Citibank N.A.	12/20/23	B+	EUR	50	303	(642)	945
Telecom Italia SpA	1.00	Quarterly	Goldman Sachs International	06/20/24	B+	EUR	10	(327)	(885)	558
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	B+	EUR	3	(83)	(86)	3
Telecom Italia SpA	1.00	Quarterly	Bank of America N.A.	06/20/24	B+	EUR	3	(82)	(84)	2
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	B+	EUR	3	(83)	(88)	5
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	B+	USD	185	(20,765)	(28,935)	8,170
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/26	B+	EUR	5	(458)	(741)	283

								$(172,022)	$(43,765)	$(128,257)

(a)	Using S&P Global Ratings of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$6,584	$—	$1,391	$—
OTC Swaps	4,561	(56,245)	12,225	(140,871)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$547	$—	$—	$—	$547
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	139,398	—	—	139,398
Options purchased
Investments at value — unaffiliated(b)	—	—	22,537	—	7,031	—	29,568
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	1,391	—	—	—	—	1,391
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	16,786	—	—	—	—	16,786

	$—	$18,177	$23,084	$139,398	$7,031	$—	$187,690

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$507	$—	$12,544	$—	$13,051
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	10,222	—	—	10,222
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	197,116	—	—	—	—	197,116

	$—	$197,116	$507	$10,222	$12,544	$—	$220,389

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$4,428	$—	$(22,769)	$—	$(18,341)
Forward foreign currency exchange contracts	—	—	—	1,027,277	—	—	1,027,277
Options purchased(a)	—	—	(36,473)	—	(33,726)	—	(70,199)
Swaps	—	(13,236)	—	—	600,330	—	587,094

	$—	$(13,236)	$(32,045)	$1,027,277	$543,835	$—	$1,525,831

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(3,056)	$—	$(10,291)	$—	$(13,347)
Forward foreign currency exchange contracts	—	—	—	(23,839)	—	—	(23,839)
Options purchased(b)	—	—	(27,559)	—	(3,201)	—	(30,760)
Swaps	—	(93,290)	—	—	(569,000)	—	(662,290)

	$—	$(93,290)	$(30,615)	$(23,839)	$(582,492)	$—	$(730,236)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$44,073
Average notional value of contracts — short	$505,767
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$28,408,229
Average amounts sold — in USD	$14,769,764
Options:
Average value of option contracts purchased	$16,047
Credit default swaps:
Average notional value — buy protection	$18,755
Average notional value — sell protection	$1,363,614
Total return swaps:
Average notional amount	$—	(a)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$786		$275
Forward foreign currency exchange contracts	139,398		10,222
Options	29,568	(a)	—
Swaps — Centrally cleared	242		—
Swaps — OTC(b)	16,786		197,116

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$186,780		$207,613
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(30,596)		(275)

Total derivative assets and liabilities subject to an MNA	$156,184		$207,338

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$2	$(2)	$—	$—	$—
Barclays Bank PLC	14,718	(14,718)	—	—	—
BNP Paribas S.A.	116,074	(1,005)	—	—	115,069
Citibank N.A.	1,236	(1,236)	—	—	—
Credit Suisse International	272	(272)	—	—	—
Goldman Sachs International	13,609	(885)	—	—	12,724
State Street Bank and Trust Co.	10,273	(10,222)	—	—	51

	$156,184	$(28,340)	$—	$—	$127,844

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$4,563	$(2)	$—	$—	$4,561
Barclays Bank PLC	175,125	(14,718)	—	—	160,407
BNP Paribas S.A.	1,005	(1,005)	—	—	—
Citibank N.A.	3,561	(1,236)	—	—	2,325
Credit Suisse International	674	(272)	—	—	402
Goldman Sachs International	885	(885)	—	—	—
JPMorgan Chase Bank N.A.	11,303	—	—	—	11,303
State Street Bank and Trust Co.	10,222	(10,222)	—	—	—

	$207,338	$(28,340)	$—	$—	$178,998

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) August 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$21,894	$91,721	$785,498		$899,113
Corporate Bonds	—	148,260,170	2,325,571		150,585,741
Floating Rate Loan Interests	—	668,630,729	24,272,677		692,903,406
Investment Companies	22,686,150	—	—		22,686,150
Other Interests	—	—	—	(a)	— (a)
Preferred Securities	1,120,142	7,365,007			8,485,149
Warrants	—	—	—	(a)	— (a)
Options Purchased:
Equity contracts	22,537	—	—		22,537
Interest rate contracts	7,031	—	—		7,031
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(5,498)	—		(5,498)

	$23,857,754	$824,342,129	$27,383,746		$875,583,629

Derivative Financial Instruments(c)
Assets:
Forward foreign currency contracts	$—	$139,398	$—		$139,398
Credit contracts	—	13,616	—		13,616
Equity contracts	547	—	—		547
Liabilities:
Forward foreign currency contracts	—	(10,222)	—		(10,222)
Credit contracts	—	(140,871)	—		(140,871)
Equity contracts	(507)	—			(507)
Interest rate contracts	(12,544)	—	—		(12,544)

	$(12,504)	$1,921	$—		$(10,583)

(a)	Rounds to less than $1.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation).

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $254,000,000 is categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Warrants	Purchased Options	Total
Assets:
Opening balance, as of February 28, 2019	$3,075,400	$8,149,827	$42,349,614	$—	(a)	$—	$—	$53,574,841
Transfers into Level 3	—	—	2,413,865	—		—	—	2,413,865
Transfers out of Level 3(b)	—	—	(23,364,327)	—		—	—	(23,364,327)
Accrued discounts/premiums	—	4,110	7,583	—		—	—	11,693
Net realized gain (loss)	(7,838,389)	(1,581,795)	577	—		(31)	(5,867)	(9,425,505)
Net change in unrealized appreciation (depreciation)(c)(d)	6,568,328	3,000,522	(234,038)	—		31	5,867	9,340,710
Purchases	10,161,243	2,448,686	9,000,824	—		—	—	21,610,753
Sales	(11,181,084)	(9,695,779)	(5,901,421)	—		—	—	(26,778,284)

Closing balance, as of August 31, 2019	$785,498	$2,325,571	$24,272,677	$—	(a)	$—	$—	$27,383,746

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019(d)	$(1,315,489)	$76,880	$(223,317)	$—	(a)	$—	$—	$(1,461,926)

(a)	Rounds to less than $1.
(b)

As of February 28, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

August 31, 2019

DSU

ASSETS
Investments at value — unaffiliated (cost — $899,523,242)	$875,589,127
Cash	1,047,371
Cash pledged:
Futures contracts	10,000
Centrally cleared swaps	4,000
Foreign currency at value (cost — $147,684)	146,085
Receivables:
Investments sold	19,243,980
Interest — unaffiliated	4,874,105
Dividends — affiliated	2,535
Variation margin on futures contracts	786
Variation margin on centrally cleared swaps	242
Swap premiums paid	4,561
Unrealized appreciation on:
Forward foreign currency exchange contracts	139,398
OTC swaps	12,225
Prepaid expenses	9,117
Other assets	9,834

Total assets	901,093,366

LIABILITIES
Payables:
Investments purchased	40,012,569
Bank borrowings	254,000,000
Income dividend distributions	54,227
Interest expense	649,701
Investment advisory fees	397,401
Directors’ and Officer’s fees	339,059
Other accrued expenses	280,277
Variation margin on futures contracts	275
Swap premiums received	56,245
Unrealized depreciation on:
Forward foreign currency exchange contracts	10,222
OTC swaps	140,871
Unfunded floating rate loan interests	5,498

Total liabilities	295,946,345

NET ASSETS	$605,147,021

NET ASSETS CONSIST OF
Paid-in capital	$701,158,837
Accumulated loss	(96,011,816)

NET ASSETS	$605,147,021

Net asset value, based on net assets of $605,147,021 and 49,697,581 shares outstanding, 400 million shares authorized, $0.10 par value	$12.18

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statement of Operations  (unaudited)

Six Months Ended August 31, 2019

DSU

INVESTMENT INCOME
Interest — unaffiliated	$26,802,417
Dividends — unaffiliated	537,999
Dividends — affiliated	17,184
Other income	246,596

Total investment income	27,604,196

EXPENSES
Investment advisory	2,460,684
Professional	97,124
Transfer agent	95,635
Accounting services	67,208
Custodian	31,247
Directors and Officer	28,579
Printing	14,143
Registration	9,623
Miscellaneous	50,589

Total expenses excluding interest expense	2,854,832
Interest expense	4,481,659

Total expenses	7,336,491
Less fees waived and/or reimbursed by the Manager	(797)

Total expenses after fees waived and/or reimbursed	7,335,694

Net investment income	20,268,502

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(12,308,573)
Futures contracts	(18,341)
Forward foreign currency exchange contracts	1,027,277
Foreign currency transactions	(25,797)
Swaps	587,094

(10,738,340)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	12,028,943
Futures contracts	(13,347)
Forward foreign currency exchange contracts	(23,839)
Foreign currency translations	(58,423)
Swaps	(662,290)
Unfunded floating rate loan interests	(4,899)

11,266,145

Net realized and unrealized gain	527,805

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,796,307

See notes to financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	DSU
	Six Months Ended 08/31/19 (unaudited)	Year Ended 02/28/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,268,502	$42,457,853
Net realized loss	(10,738,340)	(7,363,476)
Net change in unrealized appreciation (depreciation)	11,266,145	(16,979,647)

Net increase in net assets resulting from operations	20,796,307	18,114,730

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(20,897,002)	(44,243,908)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchases (including transaction costs)	(35,972,306)	(74,855,117)

NET ASSETS
Total decrease in net assets	(36,073,001)	(100,984,295)
Beginning of period	641,220,022	742,204,317

End of period	$605,147,021	$641,220,022

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statement of Cash Flows  (unaudited)

Six Months Ended August 31, 2019

DSU

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$20,796,307
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	359,377,523
Purchases of long-term investments	(304,757,182)
Net proceeds from sales of short-term securities	3,616,393
Amortization of premium and accretion of discount on investments and other fees	(1,094,736)
Premiums paid on closing options written	(4,274)
Net realized loss on investments	12,315,268
Net unrealized depreciation on investments, swaps, forward foreign currency exchange contracts, foreign currency translations and unfunded floating rate loan interests	(11,336,524)

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	1,353,132
Dividends — affiliated	8,855
Variation margin on futures contracts	326
Variation margin on centrally cleared swaps	(242)
Swap premiums paid	19,330
Prepaid expenses	9,602
Other assets	3,534

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	17,965
Interest expense and fees	(39,107)
Directors’ and Officer’s fees	10,487
Variation margin on futures contracts	275
Other accrued expenses	(146,968)
Swap premiums received	(7,165)

Net cash provided by operating activities	80,142,799

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from issuance of Common Shares	645,000
Payments on redemption of Common Shares	(36,617,306)
Proceeds from bank borrowings	194,000,000
Payments for bank borrowings	(218,000,000)
Cash dividends paid to Common Shareholders	(20,977,701)

Net cash used for financing activities	(80,950,007)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(3,807)

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(811,015)
Restricted and unrestricted cash and foreign currency at beginning of period	2,018,471

Restricted and unrestricted cash and foreign currency at end of period	$1,207,456

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$4,520,766

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	1,047,371
Cash pledged:
Futures contracts	10,000
Centrally cleared swaps	4,000
Foreign currency at value	146,085

$1,207,456

See notes to financial statements.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (unaudited) (continued)

Six Months Ended August 31, 2019

DSU

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$1,855,920
Cash pledged for futures contracts	11,000
Foreign currency at value	151,551

$2,018,471

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

(For a share outstanding throughout each period)

	DSU
	Six Months Ended 08/31/19 (unaudited)		Year Ended February 28,					Year Ended February 29, 2016 (a)(b)		Year Ended February 28, 2015 (a)(b)
			2019	2018		2017 (a)

Net asset value, beginning of period	$12.16		$12.62	$12.70		$11.38		$12.87		$13.32

Net investment income(c)	0.40		0.79	0.78		0.73		0.77		0.87
Net realized and unrealized gain (loss)	0.03		(0.43)	(0.04)		1.34		(1.46)		(0.43)

Net increase (decrease) from investment operations	0.43		0.36	0.74		2.07		(0.69)		0.44

Distributions from net investment income(d)	(0.41)		(0.82)	(0.82)		(0.75)		(0.80)		(0.89)

Net asset value, end of period	$12.18		$12.16	$12.62		$12.70		$11.38		$12.87

Market price, end of period	$10.70		$10.78	$11.47		$11.68		$9.96		$11.43

Total Return(e)
Based on net asset value	4.04	%(f)	3.86%	6.60	%(g)	19.57%		(4.73)%		4.15%

Based on market price	3.10	%(f)	1.30%	5.35%		25.53%		(6.03)%		0.66%

Ratios to Average Net Assets
Total expenses	2.37	%(h)(i)	2.23%	1.86%		1.36	%(j)	1.18	%(k)	1.24%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.37	%(h)(i)	2.23%	1.85%		1.35	%(j)	1.18	%(k)	1.24%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.92	%(h)(i)	0.96%	0.94%		0.87	%(j)	0.84	%(k)	0.89%

Net investment income	6.54	%(h)(i)	6.40%	6.12%		6.04%		6.29%		6.68%

Supplemental Data
Net assets, end of period (000)	$605,147		$641,220	$742,204		$780,810		$709,236		$801,887

Borrowings outstanding, end of period (000)	$254,000		$278,000	$338,000		$318,000		$190,000		$295,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,383		$3,308	$3,196		$3,455		$4,733		$3,719

Portfolio turnover rate	33%		62%	59%		55%		41%		54%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)

Per share operating performance amounts have been adjusted to reflect a one-for-three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016.

(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes 0.03% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(k)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the other BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended August 31, 2019. The adjusted cost basis of securities at February 28, 2019 is $981,862,236.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized (Depreciation)
Allied Universal Holdco LLC	$575,071	$575,071	$573,777	$(1,294)
BCPE Empire Holdings, Inc.	240,222	240,222	236,018	(4,204)

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Fund enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities.

Distribution Fees: The Fund had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of the Fund’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, the Fund is no longer actively engaged in a Shelf Offering, has no effective registration statement or current prospectus and the Distribution Agreement has been terminated.

Expense Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended August 31, 2019, the amounts waived were $623.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. For the six months ended August 31, 2019, the Manager waived $174 in investment advisory fees pursuant to these arrangements.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended August 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$1,559,119	$—	$—

7.	PURCHASES AND SALES

For the six months ended August 31, 2019, purchases and sales of investments including paydowns and excluding short-term securities were $294,639,747 and $362,251,993, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended February 28, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

As of February 28, 2019, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $60,338,372.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$900,066,402

Gross unrealized appreciation	9,344,459
Gross unrealized depreciation	(33,832,317)

Net unrealized depreciation	$(24,487,858)

9.	BANK BORROWINGS

The Fund is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. As of period end, the Fund has not received any notice to terminate. The Fund has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment amount of $340,000,000.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, the Fund paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statement of Operations as borrowing costs, if any. Advances to the Fund as of period end, if any, are shown in the Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended August 31, 2019, the average amount of bank borrowings and the daily weighted average interest rates for the Fund for loans under the revolving credit agreement were $273,016,304 and 3.27%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Illiquidity Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Open Market Share Repurchase Program: The Fund participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2017 through November 30, 2018, the Fund was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. From December 1, 2018 through November 30, 2019, the Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Fund will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Fund’s Statement of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	Shares	Amount
Six Months Ended August 31, 2019	404,644	$4,367,298
Year Ended February 28, 2019	173,552	1,913,158

Discount Management Program: The Fund’s three-year discount management program (the “Program”) is expected to end in 2020. Under the Program, the Fund intends to offer to repurchase its common shares based on three 3-month measurement periods if the Fund’s common shares trade at an average daily discount to net asset value (“NAV”) of more than 7.5% during a measurement period (the “discount trigger”).

The discount trigger was met for the first measurement period, which began on December 1, 2017 and ended on February 28, 2018. As a result, the Fund conducted a tender offer for 10% of its outstanding shares of common stock. The tender offer expired on April 17, 2018 and the number of shares tendered was 26,225,806 (45% of the Fund’s then outstanding shares). The Fund purchased 5,879,192 common shares (10% of the Fund’s then outstanding shares) on a pro rata basis at a purchase price of $12.4068 per share, for a total amount of $72,941,959.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

The discount trigger was met for the second measurement period, which began on December 1, 2018 and ended on February 28, 2019. As a result, the Fund conducted a tender offer for 5% of its outstanding shares of common stock. The tender offer expired on April 15, 2019 and the number of shares tendered was 21,792,955 (41% of the Fund’s then outstanding shares). The Fund purchased 2,636,959 common shares (5% of the Fund’s then outstanding shares) on a pro rata basis at a purchase price of $11.9854 per share, for a total amount of $31,605,008.

The results of the third measurement period, and any action approved by the Board as a result, will be announced promptly after the end of the measurement period. There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in any particular repurchase that is executed.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On September 5, 2019, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, the Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Fund will purchase shares in any particular amounts.

On September 5, 2019, the Board approved a change in the fiscal year end (“FYE”) of DSU, effective as of December 31, 2019, as follows:

	Current FYE	Approved FYE
DSU	February 28	December 31

The Fund paid a net investment income dividend of $0.0685 per share on September 30, 2019 to Common Shareholders of record on September 16, 2019.

Additionally, DSU declared a net investment income dividend of $0.0711 per share on October 1, 2019, payable to Common Shareholders of record on October 15, 2019.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Debt Strategies Fund, Inc. (the “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	45

Disclosure of Investment Advisory Agreement  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the third, third, and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	47

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019, to elect director nominees for the Fund. There were no broker non-votes with regard to the Fund.

Shareholders elected the Class III Directors as follows:

	Richard E. Cavanagh		Frank J. Fabozzi		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
DSU	26,394,703	19,440,687	26,487,039	19,348,351	27,013,158	18,822,232	38,914,732	6,920,658

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Karen P. Robards, Michael J. Castellano, Cynthia L. Egan, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and John M. Perlowski.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Fund employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Fund.

The distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Fund and is reported in the Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Fund’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed the Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fund’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.

General Information

During the period there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

ADDITIONAL INFORMATION	49

Additional Information  (continued)

Householding

The Fund will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

USD	U.S. Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

PIK	Payment-In-Kind

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	51

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-8/19-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[3]
March 1-31, 2019	0[1]	$0[1]	0[1]	2,636,959
April 1-30, 2019	2,636,959[2]	$11.9854[2]	2,636,959[2]	2,636,959
May 1-31, 2019	153,032[1]	$10.7392[1]	153,0321[1]	2,483,927
June 1-30, 2019	110,845[1]	$10.7435[1]	110,845[1]	2,373,082
July 1-31, 2019	140,767[1]	$10.8615[1]	140,767[1]	2,232,315
August 1-31, 2019	0[1]	$0[1]	0[1]	2,232,315
Total:	3,041,603	$11.0824	3,041,603	2,232,315

1 On September 7, 2018, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. On September 5, 2019, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2019, the Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions.

2 On February 16, 2018, the Fund announced the adoption of a three-year discount management program that is expected to end in 2020. Under the program, the Fund intends to offer to repurchase its common shares based on three 3-month measurement periods if the Fund’s common shares trade at an average daily discount to net asset value (“NAV”) of more than 7.5% during a measurement period. The Board approved the Fund offering to repurchase 5% of its outstanding common shares for the second measurement period, which began on December 1, 2018 and ended on February 28, 2019, as the discount trigger was met. This

2

repurchase was conducted via a tender offer that commenced on March 15, 2019 and expired on April 15, 2019. There were no shares purchased under the open market repurchase program during that time.

[3] Represents shares that may yet be purchased under the Fund’s open market share repurchase program.

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13	–	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 5, 2019

4